12. REVENUES	6 Months Ended
Jun. 30, 2018
Notes to Financial Statements
REVENUES

For each of the identified periods, revenues can be categorized into the following:

	For the six months ended June 30,
	2018	2017
Product Sales	$3,706,103	$874,819
Maintenance Fees	3,789	–
Professional Services	10,575	3,600
Total Revenues	$3,720,467	$878,419

At June 30, 2018 and December 31, 2017, deferred revenue amounted to $70,724 and $77,514 respectively. At June 30, 2018, the Company has received an initial deposit to plan and manufacture two Solar Tree® units in addition to deposits for multi-year maintenance plans for previously sold products. As of June 30, 2018, deferred revenue associated with product deposits are $26,304 and the delivery of such products are expected within the following six months, while deferred maintenance fees amounted to $44,420 and pertain to services to be provided through the second quarter of 2022.